Exhibit 10.10
LONG TERM INCENTIVE PLAN
PERFORMANCE PERIOD 2021-2023

spōk[SM]

Spok 2021 Long Term Incentive Plan (LTIP) Payout Scale
Based on LRP_21

(Software Operations Bookings - 40%; Operating & Capital Expenses - 40%; Wireless Revenue - 20%)

Operating and Capital Expenses (40%) [1] ($ in millions)			
	Result	Performance	Payout
Over Perform	$317.713	80.0%	125.0%
	$337.570	85.0%	120.0%
	$357.428	90.0%	115.0%
	$377.285	95.0%	107.5%
Target	**$397.142**	**100.0%**	**100.0%**
Under Perform	$416.999	105.0%	95.0%
	$436.856	110.0%	90.0%
	$456.713	115.0%	85.0%
	$476.570	120.0%	80.0%
	> $476.57	> 120.0%	0.0%

Wireless Revenue (20%) ($ in millions)			
	Result	Performance	Payout
Over Perform	$242.161	110.0%	125.0%
	$231.154	105.0%	120.0%
	$225.650	102.5%	115.0%
	$222.348	101.0%	107.5%
Target	**$220.147**	**100.0%**	**100.0%**
Under Perform	$209.139	95.0%	95.0%
	$198.132	90.0%	90.0%
	$187.125	85.0%	85.0%
	$176.117	80.0%	80.0%
	> $176.117	> 80.0%	0.0%

Operations Bookings (40%) ($ in millions)			
	Result	Performance	Payout
Over Perform	$107.077	110.0%	150.0%
	$102.210	105.0%	137.5%
	$99.776	102.5%	125.0%
	$98.316	101.0%	112.5%
Target	**$97.343**	**100.0%**	**100.0%**
Under Perform	$92.475	95.0%	95.0%
	$87.608	90.0%	90.0%
	$82.741	85.0%	85.0%
	$77.874	80.0%	80.0%
	$73.007	75.0%	75.0%
	$68.140	70.0%	70.0%
	$63.273	65.0%	65.0%
	$58.406	60.0%	60.0%
	$53.538	55.0%	55.0%
	$48.671	50.0%	50.0%
	$43.804	45.0%	45.0%
	$38.937	40.0%	40.0%
	$34.070	35.0%	35.0%
	$29.203	30.0%	30.0%
	$24.336	25.0%	25.0%
	$19.469	20.0%	20.0%
	$14.601	15.0%	15.0%
	$9.734	10.0%	10.0%
	$4.867	5.0%	5.0%
	$0.000	0.0%	0.0%
	< $0	< 0.0%	0.0%

(1) Operating and Capital Expenses excludes severance and stock based compensation expense.

Amount is calculated as follows:		2021	2022	2023	Total
Operating Expenses		$ 162,245	$ 132,577	$ 111,941	$ 406,764
Capital Expenses		4,280	3,766	3,540	11,586
Add Back-	**Severance**	(220)	(7,421)	(300)	(7,941)
	Stock Based Compensation	(5,449)	(3,987)	(3,831)	(13,267)
Operating and Capital Expenses		$ 160,856	$ 124,935	$ 111,350	$ 397,142

Amount is calculated as follows:	2021	2022	2023	
CCS Bookings	$ 36,000	$ 22,843	$ 26,500	$ 85,343
Spok Go Bookings	$ 12,000	$ -	$ -	$ 12,000
Operations Bookings	$ 48,000	$ 22,843	$ 26,500	$ 97,343

Amount is calculated as follows:	2021	2022	2023	Total
Wireless Revenue	$ 79,033	$ 73,340	$ 67,774	$ 220,147